UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2009

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number)	74-0694415 (IRS Employer Identification No.)

1111 Louisiana
Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13265 (Commission File Number)	76-0511406 (IRS Employer Identification No.)

1111 Louisiana
Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On September 9, 2009, CenterPoint Energy, Inc. (the “Company”) issued a press release announcing that CenterPoint Field Services, Inc., a subsidiary of CenterPoint Energy Resources Corp. (“CERC”), the Company’s natural gas distribution, competitive natural gas sales and services, and pipelines and gas gathering subsidiary, entered into long-term agreements with subsidiaries of EnCana and Shell to provide gathering and treating services for their growing Haynesville Shale natural gas production. For additional information on the agreements, please refer to the Company’s press release attached as Exhibit 99.1 to this report and incorporated by reference herein.
     The Press Release is being furnished, not filed, pursuant to Regulation FD. Accordingly, the Press Release will not be incorporated by reference into any registration statement filed by the Company or CERC under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the Press Release is not intended to, and does not, constitute a determination or admission by the Company or CERC that the information in the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company, CERC or any of their affiliates.

Item 9.01	Financial Statements and Exhibits.
     The exhibit listed below is furnished pursuant to Item 7.01 of this Form 8-K.
     (d) Exhibits.

99.1	Press release dated September 9, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: September 9, 2009	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.
Date: September 9, 2009	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
99.1	Press Release issued September 9, 2009